                         HOME LOAN FINANCIAL CORPORATION
                                  EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Home Loan Financial Corporation (the "Corporation") on Form 10-QSB for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date of this Certification (the "Report"), I, Robert C. Hamilton, the President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.




                                /s/ Robert C. Hamilton
                                -----------------------------------
                                Robert C. Hamilton, President

                                Date: May 15, 2003

A signed original of this written statement required by Section 906 has been provided to the Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


--------------------------------------------------------------------------------

                                                                             30.